SOLD NOTE

Name of Purchaser (*Transferee*) : FHT Future Technology Ltd

Address: NEVADA AGENCY AND TRANSFER COMPANY 50 WEST LIBERTY STREET SUITE 880, Reno, NV 89501, USA

Occupation: Corporation

Name of Company in which the shares to be transferred:

FHT FUTURE (HK) HOLDINGS CO., LIMITED

Number of Shares: 100

Consideration Received: *Hong Kong Dollars*

-One Hundred Only- (HK$ 100.00)

CHE KEAN TAT

Transferor

Hong Kong, Dated 23 JUL 2020

INSTRUMENT OF TRANSFER ENDORSED

BOUGHT NOTE

Name of Seller (*Transferor*) : CHE KEAN TAT

Address: FLT C 20/F BLK 2 GRAND PROMENADE SHAU KEI WAN HK

Occupation: Merchant

Name of Company in which the shares to be transferred:

FHT FUTURE (HK) HOLDINGS CO., LIMITED

Number of Shares: 100

Consideration Received: *Hong Kong Dollars*

-One Hundred Only- (HK$ 100.00

FHT Future Technology Ltd

Transferee

Hong Kong, Dated 23 JUL 2020